FSS1 P-3 04/10

SUPPLEMENT DATED APRIL 1, 2010

TO THE PROSPECTUS

DATED SEPTEMBER 1, 2009 OF

FRANKLIN FOCUSED CORE EQUITY FUND

(a series of Franklin Strategic Series)

The Prospectus is amended as follows:

The portfolio management team, under the "Management" section on page 33 is revised as follows:

The Fund is managed by a team of dedicated professionals. The portfolio managers of the team are as follows:

STEVEN KORNFELD, CFA Portfolio Manager of Advisers

Mr. Kornfeld has been the lead portfolio manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

BRENT LODER Portfolio Manager of Advisers

Mr. Loder has been a manager of the Fund since September 2009, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2006, he worked as an associate at Blum Capital Partners where he helped evaluate, execute and monitor investments in both public and private companies. Previously, Mr. Loder worked at Morgan Stanley as an analyst in corporate finance and mergers and acquisitions.

BRETT CRAWFORD Portfolio Manager of Advisers

Mr. Crawford has been a manager of the Fund since April 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2005, he was a portfolio manager with Mesirow Financial in Chicago, where he co-managed the Large Cap Equity product. Prior to this position, he worked for J.P. Morgan & Co and Goldman, Sachs & Co in New York.

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